                           [NICHOLAS APPLEGATE LOGO]
                             -Registered Trademark-

                                  MUTUAL FUNDS

                                 ANNUAL REPORT
                                 MARCH 31, 1998

----------------------------------------------------

                              INSTITUTIONAL SHARES

-----------------------------------------------------------

                             GLOBAL BLUE CHIP FUND

                           EMERGING MARKETS BOND FUND

                               LATIN AMERICA FUND

                                PACIFIC RIM FUND

                               GREATER CHINA FUND

                              HIGH YIELD BOND FUND

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
Letter to Shareholders..................................................      1
The Funds' Review and Outlook, Performance and the Funds' Schedules of
 Investments
  Global Blue Chip......................................................      3
  Emerging Markets Bond.................................................      7
  Latin America.........................................................     10
  Pacific Rim...........................................................     13
  Greater China.........................................................     16
  High Yield Bond.......................................................     19
The Funds'
  Financial Highlights..................................................     24
  Statements of Assets and Liabilities..................................     26
  Statements of Operations..............................................     27
  Statements of Changes in Net Assets...................................     28
  Notes to the Financial Statements.....................................     29
Report of Independent Auditors..........................................     33
The High Yield Bond Fund's
  Financial Highlights..................................................     34
  Statement of Assets and Liabilities...................................     36
  Statement of Operations...............................................     37
  Statements of Changes in Net Assets...................................     38
  Notes to the Financial Statements.....................................     39
Report of Independent Auditors..........................................     43

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate High Yield Bond Fund. Distributor: Nicholas-Applegate Securities.

LETTER TO SHAREHOLDERS
------------------------------------------------------------------------

DEAR FELLOW SHAREHOLDERS,

It's been an exciting year for investors, with stock markets climbing to record levels and bond markets enjoying steady growth. Mid and small-sized companies are beginning to reassert themselves after a long period of investor preference for large company stocks.

  The U.S. market continues to grow with a strong economy and currency, as well as low inflation and interest rates. High consumer confidence has led to exceptional growth. An example of a company benefiting from this trend is Ethan Allen Interiors, a retailer of quality home furnishings which we hold in our Emerging Growth Fund. This nationwide chain continues to establish its presence in premium locations, introduce innovative products and expand its sales base among new home buyers, all contributing to profitability.

  Europe is also experiencing one of its most dynamic growth periods ever, with healthy trends toward deregulation and consolidation of industries, particularly in the financial sector. Credito Italiano is one of Italy's largest banks, and is a primary example of a European financial institution benefiting from falling interest rates and a shift toward investing in stocks.

  Asia, of course, presents the biggest challenges, with currencies and stock markets experiencing drastic declines. Some countries are working fervently to reform their economies toward recovery while others stubbornly resist change. We have lowered our exposure significantly, though our style of investing continues to uncover good opportunities. For example, Sony generates high consumer demand worldwide, resulting in record earnings and profits, in spite of Japan's stagnant economy.

  Nicholas-Applegate's process is focused on investment leadership in a changing world. Our goal has always been superior performance and client service. We go after the best opportunities by setting our sights on change wherever it occurs. We're after companies demonstrating growing earnings and the potential to exceed the expectations we set for them. A growing company only meets our criteria when it shows it can sustain this potential a year or more down the road. A company may be doing well financially and demonstrate sustainability, though it must also keep pace with market and technological developments to capture our interest. As you'll see throughout this report, our portfolio managers apply these tenets to invest in exciting opportunities worldwide.

  Perhaps one area that demonstrates positive change most clearly is emerging markets, where modern technology is opening up business opportunities that were non-existent only a few years ago. Take, for example, Hungary's telephone company, Matav, which we held in our Emerging Countries Fund. This is the only telephone company in Hungary. As modernization proceeds and more private residences acquire telephones, Matav enjoys dramatic growth. This is the kind of positive change we're after.

  We find it with superior information management. We build our research on relationships with expert analysts around the world. We've pioneered an exchange program bringing analysts to work at our offices in the United States and sending our people overseas to learn first hand how things work in different markets. In addition, our proprietary database tracks over 20,000 companies worldwide.

  Once we gather information, we put it to work. Our portfolio managers thrive on communication, so we've structured our trading floor in an open environment. When news in one area of the market affects Nicholas-Applegate holdings in another, information flows swiftly to the portfolio management team that can use it.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  We're also acutely aware that when the U.S. market is closed, the rest of the world is still open for business. We don't miss opportunities just because they are happening in different time zones.

  All of these elements account for Nicholas-Applegate's ability to find compelling opportunities, not only in strong markets such as Europe and the United States, but also in challenging markets including Latin America and Eastern Europe. We believe the future for continued long-term growth is bright, even in Asia, and encourage investors to share our disciplined, long-term perspective.

  Thank you for your support of the Nicholas-Applegate Mutual Funds. We welcome your comments and look forward to continuing our work with you in the coming years.

Sincerely yours,

/s/ ART NICHOLAS

Art Nicholas

--------------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND
INSTITUTIONAL SHARES
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
             CFA, Partner, Director of Global/Systematic Portfolio
                            Management and Research
                              Melisa A. Grigolite,
                               Portfolio Manager
                               John N. Tribolet,
                               Portfolio Manager
                                Pedro V. Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager

  GOAL: The Nicholas-Applegate Global Blue Chip Fund seeks to maximize total return through investing in stocks around the world.

  REVIEW & OUTLOOK: Favorable economic conditions in the United States and Europe provided a positive investment backdrop for our Global Blue Chip Fund. Since its introduction in October 1997, the Fund advanced 18.5%, while its benchmark, the MSCI World Index, rose 11.5%.

  The combination of low interest rates and moderate economic growth in the United States propelled large-cap stocks to record highs in the last 12 months. Similarly, equity markets in Europe trekked to uncharted heights in the run-up to European Monetary Union (EMU) on January 1, 1999. The requirements for the planned union have led to the convergence of interest rates. Another fundamental development has taken shape: A record number of merger and acquisition activities have swept throughout the region, as competition intensifies at both the corporate and country level.

  Our bottom-up stock selection approach helped us unearth exciting opportunities benefiting from these favorable trends. As of March 31, 1998, the Fund's holdings are concentrated on stocks in Europe and the United States. We also held stocks in Hungary, Portugal, and Brazil during the same period.

  Among the Fund's top-performing holdings was Credito Italiano, one of Italy's largest banks and a leader in asset management. In addition to capitalizing on falling rates, the company is benefiting from a shift toward equity investing and consolidations within the banking industry.

  Nokia Corp., a pioneer in mobile telephone-equipment development, was also a strong contributor to the Fund's performance. Nokia, the world's leading developer of digital handsets and wireless data, is projected to benefit from the continued growth in telecommunications technology around the globe.

  Another company well positioned to take advantage of this growth is Lucent Technologies, one of the Fund's holdings in the United States. The company designs, builds and delivers a wide range of public and private networks, communications systems and software, consumer and business telephone systems and microelectronics components. Prospects for the company remain bright amid the ongoing trend for telecommunications technology development worldwide.

                            REPRESENTATIVE HOLDINGS

                            Amvescap, United Kingdom
                            Bank of Ireland, Ireland
                               BCA De Roma, Italy
                            Credito Italiano, Italy
                              Ericsson LM, Sweden
                            HBO & Co., United States
                       Lucent Technologies, United States
                              Nestle, Switzerland
                           Newcourt Cr Group, Canada
                                 Nokia, Finland

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND

                                                   NUMBER
                                                  OF SHARES       VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 101.3%
--------------------------------------------------------------------------
AUSTRALIA -- 0.7%
  Telstra Corp., Ltd.........................       18,700      $   48,240
                                                                ----------
BRAZIL -- 0.9%
  Telecomunicacoes Brasileiras S/A -- ADR....          500          64,906
                                                                ----------
CANADA -- 1.0%
  Newcourt Credit Group, Inc.................        1,500          74,888
                                                                ----------
DENMARK -- 1.0%
  Tele Danmark AS Class B....................          800          72,628
                                                                ----------
FINLAND -- 1.2%
  Oy Nokia Ab -- ADR.........................          800          86,350
                                                                ----------
FRANCE -- 5.2%
  AXA -- UAP.................................        1,000         102,975
  Cie Financiere de Paribas SA...............          900          91,079
  Groupe Danone -- ADR.......................        2,400         115,500
  Total SA...................................          600          72,050
                                                                ----------
                                                                   381,604
                                                                ----------
GERMANY -- 9.9%
  Adidas AG..................................          500          88,951
  Bayerische Motoren Werke AG................           90         101,323
  Deutsche Bank AG...........................        1,500         112,459
  Deutsche Lufthansa AG......................        4,000          84,138
  Mannesmann AG..............................          100          72,350
  Porsche AG.................................           50         111,661
  SAP AG.....................................          200          79,596
  Volkswagen AG..............................          100          78,298
                                                                ----------
                                                                   728,776
                                                                ----------
HONG KONG -- 1.1%
  China Telecom Ltd..........................       28,000          56,737
  Sun Hung Kai Properties Ltd................        4,000          27,233
                                                                ----------
                                                                    83,970
                                                                ----------
HUNGARY -- 1.1%
  Magyar Tavkozlesi Rt -- ADR*...............        2,600          80,925
                                                                ----------
IRELAND -- 0.2%
  Bank of Ireland............................          705          13,938
                                                                ----------
ITALY -- 4.8%
  Banco di Roma SpA*.........................       79,000         133,265
  Credito Italiano SpA.......................       27,700         136,838
  Telecom Italia SpA.........................       10,200          80,381
                                                                ----------
                                                                   350,484
                                                                ----------
JAPAN -- 0.8%
  Nippon Telegraph & Telephone Corp..........            7          58,267
                                                                ----------
PORTUGAL -- 1.9%
  Jeronimo Martins SA........................        1,900          78,151
  Portugal Telecom SA........................        1,200          62,418
                                                                ----------
                                                                   140,569
                                                                ----------
SINGAPORE -- 2.0%
  Keppel Land Ltd............................       53,000          73,185

                                                   NUMBER
                                                  OF SHARES       VALUE
--------------------------------------------------------------------------

SINGAPORE (CONTINUED)

  Natsteel Electronics Ltd.*.................       36,000      $   69,996
                                                                ----------
                                                                   143,181
                                                                ----------
SPAIN -- 4.2%
  Banco Bilbao Vizcaya SA....................        1,100          51,634
  Corporacion Bancaria de Espana SA..........          700          57,958
  Tabacalera SA -- A.........................        1,300         145,888
  Telefonica de Espana -- Sponsored ADR*.....          400          52,900
                                                                ----------
                                                                   308,380
                                                                ----------
SWEDEN -- 2.3%
  Nordbanken Holding AB......................        6,400          42,430
  Telefonaktiebolaget LM Ericsson -- ADR.....        2,600         123,663
                                                                ----------
                                                                   166,093
                                                                ----------
SWITZERLAND -- 6.0%
  Credit Suisse Group........................          400          80,027
  Nestle SA..................................           60         114,649
  Swiss Reinsurance Co.......................           60         131,809
  Union Bank of Switzerland Class B..........           70         114,334
                                                                ----------
                                                                   440,819
                                                                ----------
UNITED KINGDOM -- 8.6%
  Amvescap PLC...............................        5,600          60,580
  Bank of Ireland............................        6,551         129,339
  British Energy PLC.........................        4,200          36,907
  British Land Corporation PLC...............        2,800          35,166
  Guardian Royal Exchange PLC................        8,200          58,703
  Orange PLC*................................       20,400         129,985
  Rolls-Royce PLC............................       15,900          74,287
  Standard Chartered PLC.....................        4,500          65,221
  Unilever PLC...............................        4,500          42,576
                                                                ----------
                                                                   632,764
                                                                ----------
UNITED STATES OF AMERICA -- 48.4%
  Allstate Corp..............................        1,200         110,325
  American Express Co........................        1,200         110,175
  Ameritech Corp.............................        2,400         118,650
  AMR Corp.*.................................          800         114,550
  Ascend Communications, Inc.*...............        3,500         132,562
  AT&T Corp..................................        1,600         105,000
  B.F. Goodrich Co...........................        2,000         102,125
  CBS Corp...................................        3,000         101,812
  Cendant Corp.*.............................        3,000         118,875
  Chevron Corp...............................        1,300         104,406
  Computer Sciences Corp.*...................        2,000         110,000
  Dayton Hudson Corp.........................        1,300         114,400
  Federal National Mortgage Association......        1,700         107,525
  Federal-Mogul Corp.........................        1,500          79,781
  General Motors Corp........................        2,000          90,500
  HBO & Co...................................        1,500          90,563
  Health Management Associates Inc., Class
    A*.......................................        4,500         128,813
  Home Depot, Inc............................        1,900         128,131
  Lucent Technologies, Inc...................        1,300         166,238
  Maytag Corp................................        2,500         119,531
  McDonald's Corp............................        1,800         108,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES       VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
UNITED STATES OF AMERICA (CONTINUED)

  Pfizer, Inc................................        1,300      $  129,594
  Ross Stores, Inc...........................        2,300         101,488
  Schering Plough Corp.......................        1,500         122,531
  Sterling Commerce, Inc.*...................        2,000          92,750
  Tandy Corp.................................        2,700         126,900
  The Equitable Cos., Inc....................        2,600         146,737
  U.S. West, Inc.*...........................        3,300         114,675
  Unisys Corp.*..............................        4,000          76,000
  Wellpoint Health Networks, Inc.*...........        2,300         155,250
  Worldcom, Inc.*............................        2,600         111,963
                                                                ----------
                                                                 3,539,850
                                                                ----------

                                                                  VALUE
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $6,245,976)........................................     $7,416,632
                                                                ----------
TOTAL INVESTMENTS -- 101.3%
  (Cost $6,245,976)........................................      7,416,632
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.3%)                    (97,034)
                                                                ----------
NET ASSETS -- 100.0%.......................................     $7,319,598
                                                                ----------

------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

GLOBAL BLUE CHIP FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.0%
Airlines....................................         2.7
Automobiles.................................         4.0
Automotive Equipment........................         1.1
Chemicals...................................         1.4
Clothing Chains.............................         1.4
Computers/Office Automation.................         2.8
Computer Services...........................         1.0
Department/Discount Stores..................         1.6
Drugs/Pharmaceuticals.......................         3.4
Electric Utilities..........................         0.5
Electronics/Music Chains....................         1.7
Finance Companies...........................         4.0
Food Chains.................................         1.1
Grocery Products............................         3.7
Home Furnishings............................         1.6
Hospitals...................................         1.8
Investment Companies........................         0.8
Life Insurers...............................         2.0
Machinery/Equipment.........................         1.0
Managed Health Care/HMO's...................         2.1
Military/Defense Technology.................         1.2

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Money Center Banks..........................        12.0%
Multi-Line Insurers.........................         1.4
Oil/Gas Production..........................         2.4
Other Commercial/Industrial Services........         1.6
Other Health Services.......................         1.2
Property Casualty Insurance.................         2.3
Real Estate Development/Investment..........         1.9
Recreational Products.......................         1.2
Regional/Commercial Banks...................         2.1
Reinsurance.................................         1.8
Restaurants.................................         1.4
Retail Building Products....................         1.8
Semiconductors/Electric Companies...........         1.0
Software....................................         1.1
Specialty Chains............................         1.4
Telecommunication Equipment.................         7.0
Telecommunication Services..................         7.9
Telephone...................................         7.9
Tobacco Products............................         2.0
Liabilities in Excess of Other Assets.......        (1.3)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING MARKETS BOND FUND
INSTITUTIONAL SHARES
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                                 Malcom S. Day,
                             CFA, Portfolio Manager
                                  Jan Friedli,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Markets Bond Fund seeks to deliver current income and long-term capital appreciation from a diversified portfolio of Brady bonds, other U.S. dollar-denominated bonds, and local currency-denominated bonds of emerging market countries.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Emerging Markets Bond Fund was introduced on October 1, 1997. The spread of the Asian monetary and economic crises in the fourth quarter of 1997 created an extremely difficult environment, particularly in October. The impact of the crises was not exclusive to South East Asian countries as investors ignored country-specific fundamentals and emerging debt markets around the world suffered declines. The bonds of Latin American countries, especially Argentina and Brazil, were negatively impacted by the Asian crises despite generally improving fundamentals.

  For the 6-month period ending March 31, 1998, the Fund was up 2.7% while the JP Morgan Emerging Markets Bond Index+ fell 0.1%.
  Heading into the fourth quarter of 1997, the Fund was well positioned for the ensuing market declines. Holdings in shorter-maturity securities and securities of higher quality issuers such as Poland and Panama, as well as low exposure to lower credit countries such as Brazil and Russia helped relative returns. Shorter-maturity, higher credit-quality emerging market bonds significantly outperformed long-maturity, low credit-quality bonds during the fourth quarter.

  During the first quarter of 1998, returns rebounded as investors re-evaluated both the fundamentals of the regions and the countries on their individual merits. Amid the quarter's improving environment, we increased our holdings in countries with greater risk/reward profiles, such as Brazil, and benefited from their appreciation.

  We also increased our exposure to Argentinean peso-denominated securities following a sell-off in the fourth quarter. Amid fears of spreading currency devaluations, investors seemed to believe the Hong Kong dollar peg and the Argentinean currency boards would fail to hold. As it became clear the Argentinean peso would maintain its value, our peso-denominated holdings appreciated.

  Reflecting the inherent risk in emerging markets, a significant position we held in Indonesian commercial paper was negatively impacted by consequences of the Asian crises and was primarily responsible for adversely affecting the Fund's performance, particularly in March.

  Looking ahead, we have concerns regarding the potential for additional rounds of credit deterioration in the short term caused by the weak Japanese economy and rising defaults. Longer term, we retain an extremely positive outlook, especially for countries such as Brazil and Mexico where significant progress has been made in addressing imbalances in fiscal and monetary policies.

                            REPRESENTATIVE HOLDINGS

                              Brazil C 8% 4-15-14
                       City of Buenos Aires 10.5% 5-24-04
                             Mexico 11.375% 9-15-16
                             Panama 8.875% 9-30-27
                          Petro Mexicanos 9.5% 9-15-27

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
EMERGING MARKETS BOND FUND

                                                  PRINCIPAL
                                                   AMOUNT         VALUE
--------------------------------------------------------------------------
CORPORATE BONDS -- 44.2%
--------------------------------------------------------------------------
ARGENTINA -- 8.4%
  Autopistas del Sol
    10.25%, 08/01/09.........................     $100,000      $   98,000
  CIA International Telecommunication
    10.375%, 08/01/04........................      100,000          91,250
                                                                ----------
                                                                   189,250
                                                                ----------
BRAZIL -- 4.3%
  Banco Nacional de Desenvolvimento Economico
    E Social
    9.00%, 09/24/07..........................      100,000          96,250
                                                                ----------
INDONESIA -- 11.6%
  PT Polysindo Interest -- Promissory
    Note*....................................       40,000          23,600
  PT Polysindo Principal -- Promissory
    Note*....................................      400,000         236,000
                                                                ----------
                                                                   259,600
                                                                ----------
MEXICO -- 12.9%
  Banco Nacional de Obras Y Servicios
    Publicos SNC
    9.625%, 11/15/03.........................       80,000          83,600
  Ispat Mexicana, S.A.
    10.375%, 03/15/01........................      100,000         103,750
  Petroleos Mexicanos
    9.500%, 09/15/27.........................      100,000         101,000
                                                                ----------
                                                                   288,350
                                                                ----------
RUSSIA -- 7.0%
  Lukinter Finance BV
    1.00%, 11/03/03..........................       55,000          47,093
  Tatneft Finance PLC
    9.00%, 10/29/02..........................      120,000         110,400
                                                                ----------
                                                                   157,493
                                                                ----------
TOTAL CORPORATE BONDS
  (Cost $987,224)..........................................        990,943
                                                                ----------
--------------------------------------------------------------------------
GOVERNMENT BONDS -- 64.1%
--------------------------------------------------------------------------
ARGENTINA -- 18.0%
  City of Buenos Aires
    10.50%, 05/28/04.........................      100,000          93,625
  Republic of Argentina
    11.75%, 02/12/07.........................      300,000         311,625
                                                                ----------
                                                                   405,250
                                                                ----------
BRAZIL -- 12.4%
  Republic of Brazil
    10.125%, 05/15/27........................       20,000          19,825
  Republic of Brazil -- Series 20 yr
    4.590%, 04/15/14.........................      307,870         258,611
                                                                ----------
                                                                   278,436
                                                                ----------

                                                  PRINCIPAL
                                                   AMOUNT         VALUE
--------------------------------------------------------------------------
BULGARIA -- 4.4%
  Republic of Bulgaria -- Series A
    6.563%, 07/28/24**.......................     $120,000      $   98,625
                                                                ----------
KAZAKHSTAN -- 4.5%
  Republic of Kazakhstan
    9.250%, 12/20/99.........................      100,000         101,250
                                                                ----------
MEXICO -- 7.1%
  Mexican Cetes
    0.000%, 09/24/98*........................       50,000          53,338
  United Mexican States
    11.375%, 09/15/16**......................       90,000         105,750
                                                                ----------
                                                                   159,088
                                                                ----------
PANAMA -- 4.5%
  Republic of Panama
    8.875%, 09/30/27**.......................      100,000         100,250
                                                                ----------
PERU -- 4.4%
  Peru PDI (Past Due Interest) Series 20 yr
    4.00%, 03/07/17..........................      145,000          99,416
                                                                ----------
POLAND -- 4.4%
  Poland Non-US Global
    4.00%, 10/27/14**........................      110,000          98,450
                                                                ----------
RUSSIA -- 4.4%
  Vnesheconombank
    6.719%, 12/15/15.........................      140,000          98,700
                                                                ----------
TOTAL GOVERNMENT BONDS
  (Cost $1,346,027)........................................      1,439,465
                                                                ----------
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 9.4%
--------------------------------------------------------------------------
RUSSIA -- 9.4%
  Chase (GKO)
    0.00%, 06/25/98*.........................      209,654         209,840
                                                                ----------
TOTAL INVESTMENTS -- 117.7%
  (Cost $2,542,905)........................................      2,640,248
LIABILITIES IN EXCESS OF OTHER ASSETS -- (17.7%)...........       (396,145)
                                                                ----------
NET ASSETS -- 100.0%.......................................     $2,244,103
                                                                ----------

------------
*  Non-Income Producing Security.
** Pledged as Collateral for Reverse Repurchase Agreements.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

EMERGING MARKETS BOND FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Financial Services..........................        27.9%
Foreign Government Bonds....................        59.7
Industrial..................................         4.5
Metal.......................................         4.6
Oil/Gas Production..........................         4.5
Regional/Commercial Banks...................        12.4
Telecommunication...........................         4.1
Liabilities in Excess of Other Assets.......       (17.7)
                                                  ------
NET ASSETS..................................       100.0%
                                                  ------
                                                  ------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LATIN AMERICA FUND
INSTITUTIONAL SHARES
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
             CFA, Partner, Director of Global/Systematic Portfolio
                            Management and Research
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                                 Jon Borchardt,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Latin America Fund seeks to provide long-term capital appreciation primarily through investment in the securities of companies in Latin American countries such as Mexico, Brazil, Argentina, and Chile.

  REVIEW AND OUTLOOK: Amid widespread uncertainty regarding the world's emerging markets brought on by currency and economic crises in South East Asia, the Nicholas-Applegate Latin America Fund was introduced on December 1, 1997.

  Within this precarious environment, our country analysis and bottom-up security selection were responsible for the Fund's outperformance for the 4-month period ending March 31, 1998. The Fund was up 11.7% during the period versus a 6.9% advance for the MSCI EMF-Latin America Index.*

  Declining commodity prices during the period, particularly for oil and copper, negatively impacted the region as falling prices cut revenues for many Latin American countries. In Venezuela, for example, 60% of government revenue is derived from the state-owned oil company, Petroleos de Venezuela (PDVSA).

  During the period, we reduced our exposure to Mexico based upon macroeconomic factors, such as the appointment of a new head of the central bank who has a dovish reputation on currency, as well as stock-specific analysis. Finding what we believed to be better opportunities elsewhere, we significantly increased our exposure in Brazil and Peru.

  During the period, stock selection, particularly in Brazil, was the primary contributor to the Fund's outperformance. Among the Fund's top-performing holdings was Telebras, which benefited from increased efficiency as a result of privatization.

  In Peru, we identified a number of construction companies poised to benefit from rebuilding in the aftermath of significant flood damage caused by El Nino. Such stocks include Ferreyros, Grana y Montero, and Cementos Lima.

  While short-term factors such as diminished investor confidence and low commodity prices may contribute to volatility, longer-term prospects for the region are compelling. Privatization, declining inflation, improving political environments, and solid economic growth all bode well for Latin America's future.

                            REPRESENTATIVE HOLDINGS

                                Banespa, Brazil
                              Cementos Lima, Peru
                                  CIE, Mexico
                                Disco, Argentina
                                Ferreyros, Peru
                         Panamerican Beverages, Mexico
                                Telebras, Brazil
                                 Telesp, Brazil

------------
* The MSCI EMF Latin America Index is an unmanaged index composed of companies representative of the market structure of seven emerging market countries in Latin America, including, Argentina, Chile, Columbia, Brazil, Mexico Free, Peru and
Venezuela. Returns reflect the reinvestment of income dividends and capital gains distributions but do not reflect fees, brokerage commissions, or other expenses of investing. Past performance is no indication of future performance.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
LATIN AMERICA FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 94.5%
----------------------------------------------------------------------------
ARGENTINA -- 5.7%
  Banco de Galicia y Buenos Aires S.A. de
    C.V. -- ADR..............................         1,000     $     24,500
  Disco S.A. -- ADR*.........................           400           16,100
  Telefonica de Argentina S.A. -- ADR........           700           26,644
                                                                ------------
                                                                      67,244
                                                                ------------
BRAZIL -- 49.9%
  Banco do Estado de Sao Paulo S.A. --
    Preferred................................       486,000           32,356
  Banco Itau S.A. -- Preferred...............        60,000           38,416
  Companhia Energetica de Minas Gerais PN....     1,300,000           63,225
  Companhia Paranaense de Energia-Copel......     1,880,000           27,066
  Companhia Vale Rio Doce -- Preferred.......           800           19,067
  Confeccoes Guararapes S.A..................         8,000           25,540
  Marko Atacadista S.A. -- GDR 144A*.........         2,800           35,700
  Petroleo Brasileiro S.A. -- Preferred......       150,000           35,618
  Telecomunicacoes Brasileiras S.A. -- ADR...           900          116,831
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................       303,000           97,265
  Telecomunicacoes do Rio de Janeiro S.A.....       420,000           59,285
  Uniao de Bancos Brasileiros S.A. -- GDR....         1,100           39,875
                                                                ------------
                                                                     590,244
                                                                ------------
CHILE -- 6.1%
  Compania Cervecerias Unidos S.A. -- ADR....           500           15,125
  Linea Aerea Nacional Chile S.A. -- ADR*....         1,900           26,125
  Quimica Minera Chile S.A. -- ADR...........           400           17,600
  Vina Concha y Toro S.A. -- ADR.............           400           13,100
                                                                ------------
                                                                      71,950
                                                                ------------
MEXICO -- 23.8%
  Cifra S.A. de C.V. -- C....................        36,700           65,663
  Consorcio Hogar S.A. de C.V. -- B*.........        22,400           47,073

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

MEXICO (CONTINUED)

  Corporacion Interamericana de
    Entertenimiento S.A.*....................         5,780     $     44,922
  Grupo Tribasa S.A. de C.V. -- ADR*.........         3,800           23,513
  Panamerican Beverages, Inc.................         1,700           68,213
  Pasteleria Francesa S.A.*..................        88,000           33,060
                                                                ------------
                                                                     282,444
                                                                ------------
PERU -- 6.0%
  Cementos Lima S.A..........................         1,000           19,584
  Cervecercia Backus & Johnston S.A..........        21,000           15,478
  Enrique Ferreyros S.A......................        22,600           24,544
  Grana Y Montero S.A........................        20,500           11,533
                                                                ------------
                                                                      71,139
                                                                ------------
UNITED STATES OF AMERICA -- 1.0%
  Harken Energy Corp.*.......................         1,900           12,231
                                                                ------------
VENEZUELA -- 2.0%
  Compania Anonima Nacional Telefonos de
    Venezuela -- ADR.........................           300           12,544
  F.V.I. Fondo de Valores Inmobiliarios
    S.A.C.A. -- ADR*.........................         1,100           11,412
                                                                ------------
                                                                      23,956
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $1,007,408)........................................        1,119,208
                                                                ------------
TOTAL INVESTMENTS -- 94.5%
  (Cost $1,007,408)........................................        1,119,208

OTHER ASSETS IN EXCESS OF LIABILITIES -- 5.5%                         64,623
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  1,183,831
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

LATIN AMERICA FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         2.2%
Alcoholic Beverages.........................         2.4
Apparel.....................................         2.2
Beverages/Soft Drinks.......................         5.8
Building Materials..........................         2.6
Chemicals...................................         1.5
Department/Discount Stores..................         8.5
Electric....................................         7.6
Entertainment...............................         3.8
Food Chains.................................         5.4
Homebuilding................................         4.0

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Industrial Engineering/Construction.........         2.0%
Metals......................................         3.7
Oil Companies...............................         4.0
Real Estate Development/Investment..........         1.0
Regional/Commercial Banks...................        11.4
Telecommunication...........................         3.3
Telephone...................................        23.1
Other Assets in Excess of Liabilities.......         5.5
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

PACIFIC RIM FUND
INSTITUTIONAL SHARES
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
             CFA, Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                  Eswar Menon,
                               Portfolio Manager
                                   Julia Sze,
                               Portfolio Manager
                                 Robert Brewis,
                          Portfolio Manager, Hong Kong
                                  Tim Greaton,
                      Senior Portfolio Manager, Hong Kong
                                 Yeo Boon Hong,
                          Portfolio Manager, Singapore
                                Pedro V. Marcal,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                                 Reginald Tan,
                          Portfolio Manager, Singapore

  GOAL: The Nicholas-Applegate Pacific Rim Fund seeks to maximize total return through investing in stocks located in countries within the Pacific Rim region including Australia, China, Japan, India, Indonesia, South Korea, Malaysia, New Zealand, the Philippines, Singapore, and Taiwan.

  REVIEW & OUTLOOK: Rebounding from last year's currency and economic crises in Asia, markets in the Pacific Rim managed to regain their footing between January and March 1998. During the same period, our Pacific Rim Fund advanced 1.3% versus a 4.3% gain for the MSCI Pacific Index.*

  Since its introduction on January 1, 1998, the Fund's holdings benefited from stock selection in countries such as India, Taiwan, Australia, and the Philippines. Our overweighting in Singapore and China relative to the Index also helped performance.

  However, the Fund was negatively impacted by its exposure in Japan, Thailand, Pakistan, Indonesia, and South Korea. In Japan, economic problems have weighed on equities on the back of dormant domestic demand and an ongoing banking crisis. Our higher weighting in Thailand and Indonesia relative to the Index was another negative contributor to the Fund. Despite these factors, strict adherence to our investment philosophy helped us uncover attractive companies in the region.

  In Taiwan, the Fund owns Phoenixtec Power, a manufacturer of uninterrupted power supply (UPS) systems, an important commodity in emerging countries where power supply is not stable. It is the number one contract supplier of UPS for companies such as NEC and Siemens.

  Jollibee Foods in the Philippines was another positive contributor to the Fund's performance. A leading fast-food chain, Jollibee operates 243 stores in the Philippines. In 1997, consolidated revenues were up 27% from year-ago levels. Jollibee's plan to expand overseas is expected to further boost revenues in the years ahead.

  Going forward, we believe the application of our investment philosophy, and the long-term growth prospects for the Pacific Rim region will continue to reward shareholders in the years to come.

                            REPRESENTATIVE HOLDINGS

                              China Telecom, China
                      Daewoo Heavy Industries, South Korea
                        Hana Microelectronics, Thailand
                          Jollibee Foods, Philippines
                        Natsteel Electronics, Singapore
                             News Corp., Australia
                                 Nichiei, Japan
                            Phoenixtec Power, Taiwan
                                  Sony, Japan
                                 Ranbaxy, India

------------
* The MSCI Pacific Index is an unmanaged index representative of the market structure of six developed market countries in the Pacific Basin. Returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
PACIFIC RIM FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 92.0%
----------------------------------------------------------------------------
AUSTRALIA -- 9.6%
  Colonial Ltd...............................         6,800     $     22,322
  Telstra Corp., Ltd.........................         9,600           24,765
  The News Corp., Ltd........................         3,700           24,463
  Westpac Banking Corp., Ltd.................         3,100           20,805
  Woolworths Ltd.............................         6,000           22,481
                                                                ------------
                                                                     114,836
                                                                ------------
HONG KONG -- 18.8%
  Beijing Datang Power Generation Co., Ltd...        44,000           20,302
  Beijing Enterprises Holdings Ltd...........        12,000           30,898
  China Merchants Holdings International Co.,
    Ltd......................................        26,000           24,161
  China Resources Beijing Land...............        18,000            9,641
  China Telecom Ltd..........................        14,000           28,368
  CLP Holdings Ltd...........................         3,500           17,617
  Henderson Land Development Co., Ltd........         4,000           20,289
  Hutchison Whampoa Ltd......................         3,000           21,102
  New World Development Co., Ltd.............        13,000           45,889
  Yanzhou Coal Mining Co., Ltd...............        20,000            6,298
                                                                ------------
                                                                     224,565
                                                                ------------
INDIA -- 6.3%
  Mahanagar Telephone Nigam Ltd. -- GDR*.....         1,700           29,198
  Ranbaxy Laboratories Ltd. -- GDR...........           800           20,900
  State Bank of India -- GDR.................         1,400           25,018
                                                                ------------
                                                                      75,116
                                                                ------------
JAPAN -- 11.2%
  Bridgestone Corp...........................         1,000           22,647
  Ibiden Co., Ltd............................         2,000           25,947
  Keyence Corp...............................           100           13,798
  Nichiei Co., Ltd...........................           220           19,467
  Orix Corp..................................           400           27,176
  Sony Corp..................................           300           25,422
                                                                ------------
                                                                     134,457
                                                                ------------
KOREA -- 3.7%
  Daewoo Heavy Industries....................         8,600           44,088
                                                                ------------
MALAYSIA -- 2.3%
  Sime Darby Berhad..........................        25,000           28,023
                                                                ------------
PAKISTAN -- 1.4%
  Hub Power Co...............................        15,700           16,713
                                                                ------------
PHILIPPINES -- 6.1%
  Jollibee Foods*............................        50,000           23,418
  Music Corp.*...............................        55,000           21,406
  Philippine Long Distance Telephone Co......         1,000           27,837
                                                                ------------
                                                                      72,661
                                                                ------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

SINGAPORE -- 9.7%
  Gul Technologies...........................        17,000     $      7,158
  Keppel Land Ltd............................        20,000           27,617
  Natsteel Electronics Ltd.*.................        15,000           29,165
  Singapore Press Holdings, Ltd..............         2,552           29,234
  Singapore Technologies Engineering Ltd.*...        26,000           23,022
                                                                ------------
                                                                     116,196
                                                                ------------
TAIWAN -- 5.2%
  Phoenixtec Power Co., Ltd.*................        11,000           39,159
  Standard Foods Taiwan*.....................        11,250           23,105
                                                                ------------
                                                                      62,264
                                                                ------------
THAILAND -- 15.0%
  Hana Microelectronics Public Co., Ltd......         6,000           22,166
  National Finance & Securities Public Co.,
    Ltd......................................        11,000            6,096
  Sawang Export Co., Ltd.....................        35,000           24,969
  Shinawatra Computer Public Co. Ltd.........         4,400           27,129
  Thai Farmers Bank Public Co., Ltd..........        40,000           99,366
                                                                ------------
                                                                     179,726
                                                                ------------
UNITED STATES OF AMERICA -- 2.7%
  Syntel, Inc.*..............................           800           32,800
                                                                ------------
TOTAL COMMON STOCKS
  (Cost $1,044,067)........................................        1,101,445
                                                                ------------

                                                  PRINCIPAL
                                                     AMOUNT
----------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 12.6%
----------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $151,000 at 5.92%,
    (Agreement dated 03/31/98 to be
    repurchased at $151,025 on 04/01/98,
    collateralized by $150,000 FNMA Notes,
    6.74%, due 05/07/01)
    (Cost $151,000)..........................     $ 151,000          151,000
                                                                ------------
TOTAL INVESTMENTS -- 104.6%
  (Cost $1,195,067)........................................        1,252,445
LIABILITIES IN EXCESS OF OTHER ASSETS -- (4.6%)............          (55,381)
                                                                ------------
NET ASSETS -- 100.0%.......................................     $  1,197,064
                                                                ------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

PACIFIC RIM FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Automotive Equipment........................         1.9%
Building Materials..........................         2.0
Coal Mining.................................         0.5
Computers/Office Automation.................         2.9
Consumer Electricals........................         2.1
Drugs/Pharmaceuticals.......................         1.7
Electric Utilities..........................         4.6
Electronics Instruments.....................         1.2
Finance Companies...........................         1.6
Financial Services..........................        12.6
Food Chains.................................         1.9
Grocery Products............................         1.9
Investment Companies........................         2.4
Machinery/Equipment.........................         3.7
Military/Defense Technology.................         1.9
Money-Center Banks..........................        10.0

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Other Commercial/Industrial Services........         2.6%
Other Production/Manufacturing..............         4.1
Other Retail Trade..........................         2.1
Publishing..................................         4.5
Real Estate Development/Investment..........         8.6
Regional/Commercial Banks...................         2.1
Rental/Leasing Companies....................         2.3
Restaurants.................................         2.0
Semiconductors/Electric Companies...........        11.5
Software....................................         2.7
Telecommunication Services..................         6.9
Telephone...................................         2.3
Liabilities in Excess of Other Assets.......        (4.6)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

GREATER CHINA FUND
INSTITUTIONAL SHARES
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
             CFA, Partner, Director of Global/Systematic Portfolio
                            Management and Research
                                  Tim Greaton,
                      Senior Portfolio Manager, Hong Kong
                                 Robert Brewis,
                          Portfolio Manager, Hong Kong
                                Pedro V. Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Greater China Fund seeks to maximize total return through investing in stocks in the Greater China region.

  REVIEW & OUTLOOK: Since its introduction on January 1, 1998 through March 31, 1998, the Nicholas-Applegate Greater China Fund delivered outstanding returns, advancing 13.1% versus a 13.7% drop for its benchmark, the Credit Lyonnais China World Index.*
  In the face of the turmoil that has roiled the Asian region last year, China, Hong Kong, and Taiwan were less affected compared to other Asian countries. For instance, China and Hong Kong currencies have remained stable throughout the crisis. Also, China's exports growth remained robust, rising 10% in the first three months of 1998. Foreign direct investments in the country were likewise up 10% in that same period. The Fund's holdings reflect diversity in terms of stocks and sectors we invest in, with the goal of giving investors a wide range of exposure to the Greater China economy and industry.

  One example is Sichuan Expressway, a toll-road company in the Sichuan province which connects the two biggest cities in the largest provinces in China. The company is expected to be a beneficiary of solid economic growth expected in the region. Expressway firms are a large portion of the Fund's holdings as we see stable returns in this sector.

  Other top holdings in the Fund include: Brilliance China Auto, a maker of mini vans; Legend Holdings, the largest maker and seller of PCs in China; Compal, a maker of notebook computers with U.S.-based Dell Computer as its main customer; Cheung Kong, a leading property company in Hong Kong; China Merchants, a leading conglomerate; and China Telecom, a monopoly on mobile communications in China, which is expected to experience high earnings growth in the years ahead.

  We believe the long-term prospects for the Greater China region are compelling. Privatization, deregulation, and solid economic growth all bode well for the region's future.

                            REPRESENTATIVE HOLDINGS

                               Sichuan Expressway
                             Brilliance China Auto
                                Legend Holdings
                                  Cheung Kong
                                 China Telecom
                                China Merchants
                                     Compal

------------
* The Credit Lyonnais China World Index is an unmanaged index that is a representative benchmark for gauging the performance of China funds which are free to invest in red chips, H shares, B shares and N shares. Returns reflect the reinvestment of income dividends and capital gains distributions but do not reflect fees, brokerage commissions, or other expenses of investing. Past performance is no indication of future performance.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
GREATER CHINA FUND

                                                   NUMBER
                                                  OF SHARES       VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 91.9%
--------------------------------------------------------------------------
CHINA -- 7.8%
  Heilongjiang Electric Power Co., Ltd.......       45,000      $   33,930
  Shandong Huaneng Power Co., Ltd............        5,000          36,875
  Zhejiang Southeast Electric Power Co.,
    Ltd.*....................................       63,000          22,050
                                                                ----------
                                                                    92,855
                                                                ----------
HONG KONG -- 74.7%
  Amoy Properties Ltd........................       56,000          44,811
  Anhui Expressway Co., Ltd..................      112,000          20,382
  Brilliance China Automotive Holdings
    Ltd......................................        4,000          42,500
  Cheung Kong Holdings Ltd...................        7,000          49,690
  China Foods Holdings Ltd...................       60,000          23,038
  China Merchants Holdings International Co.,
    Ltd......................................       42,000          39,029
  China Resources Enterprise Ltd.............        6,000          12,158
  China Shipping Development Co., Ltd.*......       56,000          12,359
  China Southern Airlines Co., Ltd.*.........       72,000          19,979
  China Telecom Ltd.*........................       18,000          36,474
  Chongqing Chagan Automobile Co., Ltd.......       59,903          20,952
  Cosco Pacific Group Ltd....................       34,000          28,523
  Dalian Refrigeration Co., Ltd.*............        8,000           2,788
  First Tractor Co., Ltd.....................       30,000          20,521
  Goldlion Holdings Ltd......................       34,000           8,776
  Guangdong Brewery Holdings Ltd.*...........      126,000          20,653
  Guangdong Electric Power Development Co.,
    Ltd......................................       39,800          21,574
  Guangdong Investments Ltd..................       80,000          36,912
  Guangdong Kelon Electric Holding...........       28,000          32,524
  Henderson Land Development Co., Ltd........        2,000          10,145
  Hutchison Whampoa Ltd......................        7,000          49,238
  Jiangsu Expressway Co., Ltd. 144A..........      108,000          30,666
  Legend Holdings Ltd.*......................      102,000          42,456

                                                   NUMBER
                                                  OF SHARES       VALUE
--------------------------------------------------------------------------

HONG KONG (CONTINUED)

  New World Development Co., Ltd.............       11,000      $   38,829
  New World Infrastructure Ltd.*.............       14,200          34,272
  Ng Fung Hong Ltd...........................       22,000          21,438
  Ocean-Land Group Ltd.......................       44,000          11,642
  SA SA International Holdings Ltd...........      132,000          27,770
  Shandong Chenming Paper Holdings Ltd.......       20,580          10,040
  Shanghai Industrial Holdings Ltd...........        6,000          24,548
  Shenzhen Expressway Co., Ltd...............       60,000          16,843
  Sichuan Expressway Co......................      248,000          42,891
  Wai Kee Holdings Ltd.......................      100,000          18,069
  Yanzhou Coal Mining Co., Ltd.*.............       34,000          10,707
  Zhenhai Refining and Chemical Co., Ltd.....       22,000           6,886
                                                                ----------
                                                                   890,083
                                                                ----------
TAIWAN -- 9.4%
  Compal Electronics Inc.....................       12,000          48,013
  Phoenixtec Power Co., Ltd..................        6,000          21,359
  Siliconware Precision Industries Co........       11,000          33,302
  Yageo Corp.................................        4,000           9,858
                                                                ----------
                                                                   112,532
                                                                ----------
TOTAL COMMON STOCKS
  (Cost $992,923)..........................................      1,095,470
                                                                ----------
TOTAL INVESTMENTS -- 91.9%
  (Cost $992,923)..........................................      1,095,470
OTHER ASSETS IN EXCESS OF LIABILITIES -- 8.1%..............         96,898
                                                                ----------
NET ASSETS -- 100.0%.......................................     $1,192,368
                                                                ----------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

GREATER CHINA FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         1.7%
Appliances..................................         2.7
Automobiles.................................         5.3
Buildings...................................         4.4
Commercial Services.........................         2.4
Computers...................................         3.6
Electric Utilities..........................        12.7
Electronics.................................         7.6
Foods.......................................         5.4
Investment Companies........................         4.9
Machinery/Equipment.........................         3.8

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------

Manufacturing...............................         2.1%
Mining Services.............................         0.9
Oil Refining................................         0.6
Paint.......................................         3.3
Paper.......................................         0.8
Real Estate Investment......................        14.0
Retail -- Perfume & Cosmetics...............         2.3
Telecommunication...........................         3.1
Transportation..............................        10.3
Other Assets in Excess of Liabilities.......         8.1
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
INSTITUTIONAL SHARES
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                              Douglas G. Forsyth,
                             CFA, Portfolio Manager
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                Sandra K. Durn,
                               Portfolio Manager
                                  Jan Friedli,
                               Portfolio Manager
                                Richard J. King,
                             CFA, Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate High Yield Bond Fund seeks to deliver a high level of current income and long-term capital growth by investing in a diversified portfolio consisting primarily of U.S. corporate fixed-income securities.

  REVIEW AND OUTLOOK: The Nicholas-Applegate High Yield Bond Fund delivered outstanding performance for the fiscal year based on superior bond selection and the powerful domestic economy. The Fund returned 25.5%, outperforming the First Boston High Yield Index which returned 14.3%.

  Continued domestic growth, stable interest rates, low inflation, high consumer confidence, and low unemployment proved ideal for high yield investing. Strong inflows, combined with a record pace of new issues, drove the high yield market.

  Expert bond selection was the primary factor driving outperformance. Holdings boosting the Fund's advance included arts and crafts retailer Michael's Stores and Orbital Sciences, a company operating low-Earth-orbit satellites to track machinery and systems operations throughout the world.

  Our outlook is bright for continued outperformance for the Fund, given current positive market conditions. Moreover, our focus on company fundamentals positions us to find attractive opportunities regardless of changes to the macroeconomic environment.

                            REPRESENTATIVE HOLDINGS

                                    Amresco
                              Bally Total Fitness
                                Chancellor Media
                                      IDT
                                Michael's Stores
                                   Musicland
                                   Omnipoint
                          Orbital Sciences -- Orbcomm
                                     Viacom
                             Winstar Communications

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE HIGH YIELD BOND INSTITUTIONAL SHARES WITH THE FIRST BOSTON HIGH YIELD INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 25.49%                         As of 03/31/98                        23.92%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             HIGH YIELD BOND INSTITUTIONAL SHARES   FIRST BOSTON HIGH YIELD BOND INDEX
31-Jul-96                            $ 250,000.00                          $ 250,000.00
30-Sep-96                              265,701.85                            257,071.87
31-Dec-96                              278,313.49                            268,409.15
31-Mar-97                              284,739.53                            272,366.41
30-Jun-97                              305,704.81                            284,126.03
30-Sep-97                              331,437.96                            297,492.29
31-Dec-97                              337,881.57                            302,300.65
31-Mar-98                              357,326.30                            311,386.98

This graph compares a $250,000 investment in the High Yield Bond Institutional Shares with the First Boston High Yield Index, on a cumulative return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Institutional Shares.

The total returns reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Institutional Shares, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston High Yield Index includes over 180 U.S. domestic issues with an average maturity range of seven to ten years and with a minimum issues size of $100 million.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                        NUMBER
                                                                       OF SHARES          VALUE
---------------------------------------------------------------------------------------------------
COMMON STOCKS -- 0.8%
---------------------------------------------------------------------------------------------------
COMPUTER NETWORKS -- 0.4%
  Legato Systems, Inc............................................          2,000       $    118,750
                                                                                       ------------
GAMING -- 0.4%
  Rio Hotel and Casino, Inc.*....................................          5,000            129,687
                                                                                       ------------
TOTAL COMMON STOCK
  (Cost $229,425)................................................................           248,437
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 87.2%
---------------------------------------------------------------------------------------------------
BROADCASTING -- 7.8%
  American Mobile Satellite
    12.250%, 04/01/08.................................................  $    500,000        520,000
  Fox Liberty Networks LLC
    8.875%, 08/15/07..................................................       250,000        260,000
  Satelites Mexicanos SA
    10.125%, 11/01/04.................................................       250,000        256,875
  Source Media, Inc.
    12.000%, 11/01/04.................................................     1,300,000      1,293,500
                                                                                       ------------
                                                                                          2,330,375
                                                                                       ------------
CATALOG RETAILING -- 5.1%
  Brylane L.P., Series B
    10.000%, 09/01/03.................................................       250,000        265,625
  Shop At Home, Inc.
    11.000%, 04/01/05.................................................     1,250,000      1,262,500
                                                                                       ------------
                                                                                          1,528,125
                                                                                       ------------
ELECTRONIC RETAILING -- 0.4%
  Electronic Retailing Systems, Inc.
    0.000%, 02/01/04*.................................................       200,000        116,000
                                                                                       ------------
ENGINEERING SERVICES -- 0.9%
  MSX International, Inc.
    11.375%, 01/15/08.................................................       250,000        259,375
                                                                                       ------------
ENTERTAINMENT -- 0.5%
  Premier Parks, Inc.
    0.000%, 04/01/08*.................................................       250,000        159,375
                                                                                       ------------
EQUIPMENT -- 0.9%
  Phase Metrics, Inc.
    10.750%, 02/01/05.................................................       250,000        252,812
                                                                                       ------------
FINANCIAL SERVICES -- 11.3%
  AMRESCO, Inc.
    9.875%, 03/15/05..................................................     1,200,000      1,221,000
  Bluegreen Corp.
    10.500%, 04/01/08.................................................       750,000        751,875
  CRIIMI MAE, Inc.
    9.125%, 12/01/02..................................................       750,000        754,687
  MCII Holdings
    0.000%, 11/15/02*.................................................       250,000        236,250
  Px Escrow Corp.
    0.000%, 02/01/06*.................................................       200,000        142,250
  Resource America, Inc.
    12.000%, 08/01/04.................................................       250,000        262,500
                                                                                       ------------
                                                                                          3,368,562
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------

FOOD PROCESSING -- 1.7%
  Purina Mills, Inc.
    9.000%, 03/15/10..................................................  $    500,000   $    516,250
                                                                                       ------------
HOTELS AND MOTELS -- 0.9%
  Extended Stay America
    9.150%, 03/15/08..................................................       250,000        251,875
                                                                                       ------------
INDUSTRIAL -- 3.5%
  Orbital Imaging Corp.
    11.625%, 03/01/05.................................................       950,000      1,045,000
                                                                                       ------------
MACHINERY -- 0.9%
  Newcor Inc.
    9.875%, 03/01/08..................................................       250,000        253,125
                                                                                       ------------
MOTION PICTURES -- 0.9%
  Ascent Entertainment Group
    0.000%, 12/15/04*.................................................       450,000        264,375
                                                                                       ------------
MUSIC/CLUBS -- 0.9%
  Imax Corp.
    10.000%, 03/01/01.................................................       250,000        261,250
                                                                                       ------------
PAPER AND PAPER PRODUCTS -- 1.7%
  Plainwell, Inc.
    11.000%, 03/01/08.................................................       500,000        506,250
                                                                                       ------------
PRODUCERS/MANUFACTURING -- 2.3%
  Associated Materials, Inc.
    9.250%, 03/01/08..................................................       200,000        205,500
  Doskocil Manufacturing Co., Inc.
    10.125%, 09/15/07.................................................       200,000        214,000
  Foodmaker, Inc.
    9.250%, 03/01/99..................................................        18,000         18,225
  Inter-City Products Corp.
    9.750%, 03/01/00..................................................       250,000        254,063
                                                                                       ------------
                                                                                            691,788
                                                                                       ------------
PUBLISHING -- 0.9%
  Liberty Group Operating
    9.375%, 02/01/08..................................................       250,000        255,625
                                                                                       ------------
RECREATIONAL CENTERS -- 1.1%
  Bally Total Fitness Holding, Series B
    9.875%, 10/15/07..................................................       300,000        319,500
                                                                                       ------------
SOFTWARE -- 2.9%
  IDT Corp.
    8.750%, 02/15/06..................................................       875,000        873,906
                                                                                       ------------
SPECIAL PURPOSE -- 1.0%
  Pinnacle Holdings, Inc.
    0.000%, 03/15/08*.................................................       500,000        313,125
                                                                                       ------------
SPECIALTY RETAILING -- 4.6%
  CompUSA, Inc.
    9.500%, 06/15/00..................................................       150,000        155,063
  Maxim Group, Inc., Series B
    9.250%, 10/15/07..................................................       200,000        203,250
  Michaels Stores, Inc.
    10.875%, 06/15/06.................................................       100,000        112,000
  Musicland Group
    9.000%, 06/15/03..................................................       500,000        495,000
  Tuesday Morning Corp.
    11.000%, 12/15/07.................................................       400,000        412,500
                                                                                       ------------
                                                                                          1,377,813
                                                                                       ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
HIGH YIELD BOND FUND

                                                                         PRINCIPAL
                                                                           AMOUNT         VALUE
---------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 18.6%
  Covad Comm Group
    0.000%, 03/15/08*.................................................  $    500,000   $    262,500
  Global Telesystems Group
    9.875%, 02/15/05..................................................       625,000        646,094
  Nextel Communications
    0.000%, 09/15/07*.................................................     1,000,000        668,750
  Nextlink Communications
    0.000%, 04/15/08*.................................................     1,500,000        950,625
  Omnipoint Corp.
    11.625%, 08/15/06.................................................       750,000        826,875
  ORBCOMM Global, LP, Series B
    14.000%, 08/15/04.................................................     1,250,000      1,459,375
  Sitel Corp.
    9.250%, 03/15/06..................................................       700,000        707,000
                                                                                       ------------
                                                                                          5,521,219
                                                                                       ------------
TELEPHONE -- 13.2%
  21st Century Telecom Group
    0.000%, 02/15/08*.................................................       250,000        147,500
  Esprit Telecom Group PLC
    11.500%, 12/15/07.................................................       750,000        825,938
  Facilicom International
    10.500%, 01/15/08.................................................       250,000        261,250
  McLeodUSA, Inc.
    8.375%, 03/15/08..................................................       500,000        517,500
  Qwest Communications International
    0.000%, 10/15/07*.................................................       300,000        220,500
  Teligent, Inc.
    11.500%, 12/01/07.................................................       600,000        627,000
  WinStar Communications, Inc.
    0.000%, 10/15/05..................................................       300,000        251,250
  WinStar Communications, Inc.
    0.000%, 03/01/07*.................................................       800,000      1,062,000
                                                                                       ------------
                                                                                          3,912,938
                                                                                       ------------
TRANSPORTATION -- 5.2%
  Premier Cruises Ltd.
    11.000%, 03/15/08.................................................       500,000        493,750
  Trans World Airlines
    11.500%, 12/15/04.................................................     1,000,000      1,060,000
                                                                                       ------------
                                                                                          1,553,750
                                                                                       ------------
TOTAL CORPORATE BONDS
  (Cost $25,649,727)................................................................     25,932,413
                                                                                       ------------
FOREIGN CORPORATE OBLIGATIONS -- 0.4%
---------------------------------------------------------------------------------------------------
INDONESIA -- 0.4%
  PT Polysindo Eka Perkasa Interest Promissory Note*..................        10,000          5,900
  PT Polysindo Eka Perkasa Interest Promissory Note*..................        10,000          5,900
  PT Polysindo Eka Perkasa Principal Promissory Note*.................       200,000        118,000
                                                                                       ------------
                                                                                            129,800
                                                                                       ------------
TOTAL FOREIGN CORPORATE OBLIGATIONS
  (Cost $129,766)...................................................................        129,800
                                                                                       ------------

                                                                        NUMBER
                                                                       OF SHARES          VALUE
---------------------------------------------------------------------------------------------------
PREFERRED STOCK -- 2.0%
---------------------------------------------------------------------------------------------------
BROADCASTING -- 1.0%
  Chancellor Media, Inc., Series A, 12.25%.......................     $    2,000       $    284,500
                                                                                       ------------
TELECOMMUNICATION SERVICES -- 1.0%
  Dobson Communication Corp., 12.25%.............................          2,500            275,000
  IXC Communciations, Inc., Series B, 12.50%.....................             70              8,540
                                                                                       ------------
                                                                                            283,540
                                                                                       ------------
TOTAL PREFERRED STOCK
  (Cost $507,910)................................................................           568,040
                                                                                       ------------
---------------------------------------------------------------------------------------------------
MUTUAL FUND -- 0.0%
---------------------------------------------------------------------------------------------------
BOND FUNDS -- 0.0%
  Nicholas Applegate High Yield Bond Fund Trust*
    (Cost $1,000)................................................             55              1,000
                                                                                       ------------
---------------------------------------------------------------------------------------------------
WARRANTS -- 0.0%
---------------------------------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS -- 0.0%
  Electronic Retailing Systems, Inc.*
    (Cost $12,219)...............................................            300              7,500
                                                                                       ------------

                                                                         PRINCIPAL
                                                                           AMOUNT
---------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 6.0%
---------------------------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98..................................................  $        587        587,000
  Merrill Lynch
    6.050%, 04/01/98..................................................         1,205      1,205,000
                                                                                       ------------
TOTAL COMMERCIAL PAPER
  (Cost $1,792,000).................................................................      1,792,000
                                                                                       ------------
TOTAL INVESTMENTS -- 96.4%
  (Cost $28,322,047)................................................................     28,679,190
OTHER ASSETS IN EXCESS OF
  LIABILITIES -- 3.6%...............................................................      1,055,558
                                                                                       ------------
NET ASSETS -- 100.0%................................................................   $ 29,734,778
                                                                                       ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

                                 NET ASSET        NET        NET REALIZED     DISTRIBUTIONS
                                 VALUES AT    INVESTMENT    AND UNREALIZED      FROM NET       DISTRIBUTIONS
                                 BEGINNING      INCOME      GAINS (LOSSES)     INVESTMENT          FROM
                                 OF PERIOD     (DEFICIT)    ON INVESTMENTS       INCOME        CAPITAL GAINS
-------------------------------------------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND(1)
  For the period ended
    3/31/98...................   $   12.50     $   (0.00)      $    2.31               --               --
EMERGING MARKETS BOND FUND(1)
  For the period ended
    3/31/98...................       12.50          0.59           (0.28)       $   (0.59)       $   (0.03)
LATIN AMERICA FUND(2)
  For the period ended
    3/31/98...................       12.50          0.15            1.27               --               --
PACIFIC RIM FUND(3)
  For the period ended
    3/31/98...................       12.50          0.02            0.14               --               --
GREATER CHINA FUND(3)
  For the period ended
    3/31/98...................       12.50          0.02            1.62               --               --

-----------------
(1) Commenced Operations on September 30, 1997.
(2) Commenced Operations on November 28, 1997.
(3) Commenced Operations on December 31, 1997.
 * Annualized.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                    RATIO OF            RATIO OF
                                                                                  EXPENSES TO         EXPENSES TO
                                                                                  AVERAGE NET         AVERAGE NET
                                                                  NET ASSETS     ASSETS, AFTER       ASSETS, BEFORE
                                   NET ASSET                          AT            EXPENSE             EXPENSE
                                   VALUES AT         TOTAL          END OF       REIMBURSEMENT       REIMBURSEMENT
                                 END OF PERIOD       RETURN         PERIOD      AND FEE WAIVER*     AND FEE WAIVER*
---------------------------------------------------------------------------------------------------------------------
GLOBAL BLUE CHIP FUND(1)
  For the period ended
    3/31/98...................     $   14.81           18.48%    $ 7,319,598           1.20%               2.14%
EMERGING MARKETS BOND FUND(1)
  For the period ended
    3/31/98...................         12.19            2.67%      2,244,103           0.95%               3.31%
LATIN AMERICA FUND(2)
  For the period ended
    3/31/98...................         13.92           11.14%      1,183,831           1.65%               5.20%
PACIFIC RIM FUND(3)
  For the period ended
    3/31/98...................         12.66            1.28%      1,197,064           1.40%               4.50%
GREATER CHINA FUND(3)
  For the period ended
    3/31/98...................         14.14           13.12%      1,192,368           1.40%               4.70%

                                    RATIO OF NET          RATIO OF NET
                                INCOME (DEFICIT) TO   INCOME (DEFICIT) TO
                                    AVERAGE NET           AVERAGE NET
                                   ASSETS, AFTER         ASSETS, BEFORE
                                      EXPENSE               EXPENSE                       AVERAGE
                                   REIMBURSEMENT         REIMBURSEMENT      PORTFOLIO   COMMISSION
                                  AND FEE WAIVER*       AND FEE WAIVER*      TURNOVER      RATE
------------------------------
GLOBAL BLUE CHIP FUND(1)
  For the period ended
    3/31/98...................          (0.06%)               (1.00%)          238.02%   $  0.0246
EMERGING MARKETS BOND FUND(1)
  For the period ended
    3/31/98...................           9.79%                 7.43%           220.57%          --
LATIN AMERICA FUND(2)
  For the period ended
    3/31/98...................           3.33%                (0.21%)          188.19%      0.0019
PACIFIC RIM FUND(3)
  For the period ended
    3/31/98...................           0.74%                (2.37%)           86.04%      0.0188
GREATER CHINA FUND(3)
  For the period ended
    3/31/98...................           0.57%                (2.73%)           34.08%      0.0039

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
------------------------------------------------------------------------

                                                            EMERGING
                                           GLOBAL BLUE    MARKETS BOND    LATIN AMERICA    PACIFIC RIM    GREATER CHINA
                                            CHIP FUND         FUND            FUND            FUND            FUND
                                          -----------------------------------------------------------------------------
ASSETS
  Investments, at value*................  $   7,416,632   $   2,640,248   $   1,119,208   $   1,252,445   $   1,095,470
  Foreign currencies, at value**........             --              --              --          33,774          98,644
  Cash..................................             --          17,997              --             343           6,679
  Receivable for investment securities
    sold................................        446,580         289,793          45,820           3,648              --
  Dividends receivable..................          9,720              --          17,604           3,396           1,788
  Interest receivable...................            325          37,453              --              43              --
  Due from advisor......................          3,387          11,087           7,349           5,067           5,985
  Other assets..........................             --           4,174          14,770          13,798          13,871
                                          -----------------------------------------------------------------------------
    Total assets........................      7,876,644       3,000,752       1,204,751       1,312,514       1,222,437
                                          -----------------------------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................        272,599         271,645              --         111,239          23,460
  Due to advisor........................             --              --             256              --              --
  Accrued expenses......................         10,809           6,828           6,039           4,211           6,609
  Unrealized loss on foreign currency
    contracts...........................             --           8,392              --              --              --
  Reverse repurchase agreements.........             --         468,284              --              --              --
  Margin variation......................             --           1,500              --              --              --
  Cash overdraft........................        273,638              --          14,625              --              --
                                          -----------------------------------------------------------------------------
    Total liabilities...................        557,046         756,649          20,920         115,450          30,069
                                          -----------------------------------------------------------------------------
NET ASSETS..............................  $   7,319,598   $   2,244,103   $   1,183,831   $   1,197,064   $   1,192,368
                                          -----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................      6,263,394       2,292,092       1,065,688       1,184,107       1,051,770
  Accumulated net investment income
    (deficit)...........................         (1,581)           (102)         12,745           2,096           1,562
  Accumulated net realized gain
    (loss)..............................        (73,479)       (131,703)           (449)        (32,489)         38,966
  Accumulated net realized foreign
    exchange loss.......................        (37,190)         (5,135)         (5,924)        (16,428)         (2,073)
  Net unrealized foreign exchange gain
    (loss)..............................         (2,202)         (8,392)            (29)          2,400            (404)
  Net unrealized appreciation on
    investments.........................      1,170,656          97,343         111,800          57,378         102,547
                                          -----------------------------------------------------------------------------
    Net assets..........................  $   7,319,598   $   2,244,103   $   1,183,831   $   1,197,064   $   1,192,368
                                          -----------------------------------------------------------------------------
  * Investments, at cost................  $   6,245,976   $   2,542,905   $   1,007,408   $   1,195,067   $     992,923
                                          -----------------------------------------------------------------------------
  ** Foreign currencies, at cost........             --              --              --   $      32,938   $      99,050
                                          -----------------------------------------------------------------------------
  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......        494,078         184,041          85,042          94,571          84,342
                                          -----------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares of
    beneficial interest)................  $       14.81   $       12.19   $       13.92   $       12.66   $       14.14
                                          -----------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE PERIODS ENDED MARCH 31, 1998
------------------------------------------------------------------------

                                          GLOBAL BLUE   EMERGING MARKETS   LATIN AMERICA   PACIFIC RIM   GREATER CHINA
                                          CHIP FUND+       BOND FUND+         FUND++         FUND+++        FUND+++
                                          ----------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends.............................  $    23,081             --         $    18,001    $  3,582       $     1,208
  Interest..............................        7,398      $ 114,941               1,051       2,501             4,163
                                          ----------------------------------------------------------------------------
    Total income........................       30,479        114,941              19,052       6,083             5,371
EXPENSES
  Advisory fee..........................       21,373          7,492               4,778       2,848             2,721
  Accounting fee........................        3,560          3,359               1,329          30                30
  Administration fee....................       12,466         12,466               8,288       6,164             6,164
  Audit & tax fees......................          568            152                 198          33                32
  Co-Administration fee.................        2,246          1,070                 382          --               272
  Custodian fee.........................        5,608          1,785                 773         500               440
  Legal fee.............................        3,711          2,852                   4           3                 2
  Miscellaneous.........................        1,057          1,153                 163          13                13
  Registration fee (State)..............        1,032          1,093               1,397       1,306             1,200
  Transfer agent fee....................        1,158            918                 273         231               220
  Shareholder reporting.................        1,751            371                 127          93                89
  Trustees' fee.........................        2,707          2,707               2,155       1,603             1,603
                                          ----------------------------------------------------------------------------
    Total expenses......................       57,237         35,418              19,867      12,824            12,786
  Less: Reimbursement from advisor......      (22,931)       (24,180)            (13,178)     (8,837)           (8,705)
  Less: Co-Administration fees waived...       (2,246)        (1,070)               (382)         --              (272)
                                          ----------------------------------------------------------------------------
    Net expenses........................       32,060         10,168               6,307       3,987             3,809
                                          ----------------------------------------------------------------------------
      Net investment income (deficit)...       (1,581)       104,773              12,745       2,096             1,562
                                          ----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................      (73,479)      (126,774)               (449)    (32,489)           38,966
  Net realized foreign exchange loss....      (37,190)        (5,135)             (5,924)    (16,428)           (2,073)
  Change in net unrealized foreign
    exchange gain (loss)................       (2,202)        (8,392)                (29)      2,400              (404)
  Change in net unrealized appreciation
    of investments......................    1,170,656         97,343             111,800      57,378           102,547
                                          ----------------------------------------------------------------------------
    Net gain (loss) on investments......    1,057,785        (42,958)            105,398      10,861           139,036
                                          ----------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................  $ 1,056,204      $  61,815         $   118,143    $ 12,957       $   140,598
                                          ----------------------------------------------------------------------------

-------------
  + Commenced Operations on September 30, 1997.

 ++ Commenced Operations on November 28, 1997.

+++ Commenced operations on December 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                                            EMERGING          LATIN                          GREATER
                                           GLOBAL BLUE       MARKETS         AMERICA       PACIFIC RIM        CHINA
                                            CHIP FUND       BOND FUND         FUND            FUND            FUND
                                          -------------   -------------   -------------   -------------   -------------
                                             FOR THE         FOR THE         FOR THE         FOR THE         FOR THE
                                          PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED    PERIOD ENDED
                                            MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,       MARCH 31,
                                              1998+           1998+          1998++          1998+++         1998+++
                                          -----------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....  $     (1,581)   $    104,773    $     12,745    $      2,096    $      1,562
    Net realized gain (loss) from
      security transactions.............       (73,479)       (126,774)           (449)        (32,489)         38,966
    Net realized foreign exchange
      loss..............................       (37,190)         (5,135)         (5,924)        (16,428)         (2,073)
    Change in net unrealized foreign
      exchange gain (loss)..............        (2,202)         (8,392)            (29)          2,400            (404)
    Change in net unrealized
      appreciation of investments.......     1,170,656          97,343         111,800          57,378         102,547
                                          -----------------------------------------------------------------------------
        Net increase in net assets
          resulting from operations.....     1,056,204          61,815         118,143          12,957         140,598
                                          -----------------------------------------------------------------------------
DISTRIBUTIONS
    Investment Income...................            --        (104,875)             --              --              --
    Capital Gains.......................            --          (4,929)             --              --              --
                                          -----------------------------------------------------------------------------
        Net decrease in net assets
          resulting from
          distributions.................            --        (109,804)             --              --              --
                                          -----------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold...........     6,967,912       2,243,871       1,255,972       1,223,943       1,063,297
    Proceeds from shares issued for
      distribution reinvestment.........            --         109,801              --              --              --
    Cost of shares repurchased..........      (704,518)        (61,580)       (190,284)        (39,836)        (11,527)
                                          -----------------------------------------------------------------------------
      Net increase in net assets from
        capital share transactions......     6,263,394       2,292,092       1,065,688       1,184,107       1,051,770
                                          -----------------------------------------------------------------------------
        Total increase in net assets....     7,319,598       2,244,103       1,183,831       1,197,064       1,192,368
                                          -----------------------------------------------------------------------------
NET ASSETS
  BEGINNING OF PERIOD...................            --              --              --              --              --
  END OF PERIOD.........................  $  7,319,598    $  2,244,103    $  1,183,831    $  1,197,064    $  1,192,368
                                          -----------------------------------------------------------------------------
CHANGES IN SHARES OUTSTANDING
  Beginning balance.....................            --              --              --              --              --
  Shares sold...........................       553,026         180,092          99,495          97,763          85,172
  Shares issued for distributions
    reinvested..........................            --           9,132              --              --              --
  Shares repurchased....................       (58,948)         (5,183)        (14,471)         (3,192)           (830)
                                          -----------------------------------------------------------------------------
        Ending balance..................       494,078         184,041          85,024          94,571          84,342
                                          -----------------------------------------------------------------------------

-------------
  + Commenced Operations on September 30, 1997.
 ++ Commenced Operations on November 28, 1997.
+++ Commenced operations on December 31, 1997.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust"), a diversified, open-end management investment company organized as a Delaware business trust, offers various separate series portfolios (the "Funds") as of March 31, 1998.

  The five funds herein are authorized to offer five classes of shares. As of March 31, 1998, only the Institutional class has outstanding shares.

  THE INVESTMENT OBJECTIVES OF THE FUNDS ARE AS FOLLOWS:

  Global Blue Chip Fund seeks to maximize long-term capital appreciation through investment primarily in common stocks traded in U.S. and foreign securities markets.

  Emerging Markets Bond Fund seeks to maximize total return and high current income through investments primarily in debt securities of issuers located in emerging countries.

  Latin America Fund seeks long-term growth of capital through investments primarily in equity and debt securities of issuers located in Latin American countries.

  Pacific Rim fund seeks long-term growth of capital through investments primarily in equity and debt securities of issuers located in Pacific Rim countries.

  Greater China Fund seeks long-term growth of capital through investments primarily in equity and debt securities of issuers located in China, Hong Kong or Taiwan.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed and NASDAQ national market system securities) or the mean between the closing bid and asked prices (if lacking any sales and for over-the counter securities). Debt securities generally are valued at the quoted bid prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the directions of the Trust's Board of Trustees.

  Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATION

  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

FEDERAL INCOME TAXES

  It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Funds continue to comply with such requirements.

  Net investment income and net realized gains for the year (or period where appropriate) differ for

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, and capital loss carryforwards.

  As of March 31, 1998, Global Blue Chip Fund, Latin America Fund and Pacific Rim Fund had available for Federal tax purposes $48,610, $449, and $29,784, respectively, of unused capital loss carryovers which expire in 2006.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

ALLOCATION OF EXPENSES

  Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment advisor to the Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Advisor"). The advisory fee is computed daily based upon the following percentages of each Fund's average daily net assets:

FUND                                                 FEE
--------------------------------------------------  ------
Global Blue Chip..................................   0.80%
Emerging Markets Bond.............................   0.70%
Latin America.....................................   1.25%
Pacific Rim.......................................   1.00%
Greater China.....................................   1.00%

  To assist in the management of the Pacific Rim Fund and the Greater China Fund, the Investment Adviser has entered into sub-advisory agreements with its investment advisory affiliates, Nicholas-Applegate Capital Management -- Hong Kong and Nicholas-Applegate Capital Management -- Asia. Pursuant to each sub-advisory agreement, the Investment Adviser pays each of its affiliates a fee ranging from 20% to 40% of the fees it receives.

ADMINISTRATIVE SERVICES AGREEMENT

  The Trust pays the Investment Advisor for co-administrative services at an annual rate of 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation. The Investment Advisor has agreed to waive these fees if the related Fund's expenses before reimbursement is greater than the expense limitation. In subsequent years, each Fund will reimburse the Investment Advisor, up to actual cost, when operating expenses before reimbursement are less than the applicable expense limitation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Funds' expenses to certain annual levels. Overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement. Each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  These percentages are based on the average net assets of the Funds, exclusive of interest, taxes brokerage commissions, and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1998 are as follows:

FUND                                                 AMOUNT
--------------------------------------------------  ---------
Global Blue Chip..................................  $  25,177
Emerging Markets Bond.............................     25,250
Latin America.....................................     13,560
Pacific Rim.......................................      8,837
Greater China.....................................      8,977

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the possible recoupment period of any expense reimbursements to five years from the year of the reimbursement, and subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

RELATED PARTIES

  Certain officers of the Trust are also officers of the Investment Adviser.

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal period ended March 31, 1998, were as follows (in 000's):

FUND                                                PURCHASES    SALES
--------------------------------------------------  ---------  ---------
Global Blue Chip..................................  $  19,484  $  13,164
Emerging Markets..................................      6,458      4,060
Latin America.....................................      3,127      2,119
Pacific Rim.......................................      1,972        895
Greater China.....................................      1,241        287

  At March 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                                GROSS          GROSS           NET
                     TAX     UNREALIZED     UNREALIZED     UNREALIZED
FUND                COST     APPRECIATION  DEPRECIATION    APPRECIATION
----------------  ---------  -----------  ---------------  -----------
Global Blue
 Chip...........  $   6,246   $   1,202      $      31      $   1,171
Emerging Markets
 Bond...........      2,543         178             81             97
Latin America...      1,007         118              6            112
Pacific Rim.....      1,195          84             27             57
Greater China...        993         119             16            103

D. OFF BALANCE SHEET RISKS AND DERIVATIVE INSTRUMENTS

  The Funds' investments in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the policy of the Funds to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts as part of their strategy of preserving capital. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold. The forward value of amounts due to the Funds netted against the forward value of the currency to be delivered by the Funds and the remaining amount is shown as receivable (payable) for unrealized gain (loss) on forward currency contracts open in the financial statements.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

E. REPURCHASE AGREEMENTS

  The Funds' may enter into repurchase agreements, which are purchases by the Funds of a security that a seller has agreed to buy back, usually within one to seven days. The seller's promise to repurchase the security is fully collateralized by securities equal in value to 102% of the purchase price, including accrued interest. The Funds' may enter into these agreements only with brokers, dealers, or banks that meet credit quality standards established by the Board of Trustees of the Trust.

F. REVERSE REPURCHASE AGREEMENTS

  The Funds' may enter into reverse repurchase agreements, which is similar to borrowing cash. These transactions involve the selling by the Fund of a portfolio security to a financial institution with a promise to repurchase the same security in the future at a predetermined price plus interest. The Funds' use the proceeds of these sales to purchase other securities which are segregated at trade date and marked to the market daily and maintained until the Funds settle these transactions. At March 31, 1998, Emerging Markets Bond Fund had outstanding reverse repurchase agreements with Chase Manhattan Bank in the amount of $468,284.

G. SECURITIES LENDING

  Global Blue Chip Fund and Latin America Fund loaned securities to certain brokers, dealers and other financial institutions who paid the Funds negotiated lenders' fees. The Funds received cash collateral, letters of credit or U.S. Government securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. At March 31, 1998, the market value of securities loaned by Global Blue Chip Fund was $166,132 for which the Fund received collateral of $171,300, and the market value of securities loaned by Latin America Fund was $64,114 for which the Fund received collateral of $69,400.

H. CREDIT FACILITY

  The Funds participate in a $75 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Funds have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Funds at rates based on market rates in effect at the time of borrowings. At March 31, 1998, there were no outstanding borrowings under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended March 31, 1998 was $0.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Mutual Funds: Global Blue Chip Fund, Emerging Markets Bond Fund, Latin America Fund, Pacific Rim Fund, and Greater China Fund (hereinafter the "Funds"), as of March 31, 1998, and the related statements of operations, statements of changes in net assets, and the financial highlights for the fiscal year then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series of Nicholas-Applegate Mutual Funds referred to above as of March 31, 1998, the results of their operations, changes in their net assets and the financial highlights for the fiscal year then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 15, 1998

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                 NET ASSET                    NET REALIZED      DISTRIBUTIONS
                                 VALUE AT         NET        AND UNREALIZED       FROM NET       DISTRIBUTIONS
                                 BEGINNING    INVESTMENT        GAINS ON         INVESTMENT          FROM
                                 OF PERIOD      INCOME         INVESTMENTS         INCOME        CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
A SHARES+
  For the period ended March
    31, 1998..................  $    12.70     $    0.01        $    0.01         $      --        $      --
B SHARES+
  For the period ended March
    31, 1998..................       12.69          0.01             0.01                --               --
C SHARES+
  For the period ended March
    31, 1998..................       12.69          0.01             0.01                --               --
I SHARES++
  For the year ended March 31,
    1998                             13.20          1.11             2.02             (1.15)           (1.72)
  For the period ended March
    31, 1997..................       12.50          0.74             0.95             (0.73)           (0.26)
Q SHARES+
  For the period ended March
    31, 1998..................       12.70          0.01             0.01                --               --

Portfolio Turnover Rate for
  the Year Ended March 31,
  1998                             484.39%
Portfolio Turnover Rate for
  the Period Ended March 31,
  1997                             465.32%

-----------------
 + Commenced Operations on March 27, 1998.
++ Commenced Operations on July 31, 1996.
 * Annualized
** Represents total return for the four day period from March 27, 1998 through March 31, 1998 for the A, B, C and Q shares (see Note A). The total return for the period from February 27, 1998 through March 27, 1998 was 1.60%, 1.52%, 1.52% and 1.60%, respectively for the A, B, C and Q shares.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                    Ratio of             Ratio of
                                                                                   Expenses to          Expenses to
                                                                                   Average Net          Average Net
                                                                  Net Assets      Assets, After       Assets, Before
                                   Net Asset                          at             Expense              Expense
                                   Value at          Total          End of        Reimbursement        Reimbursement
                                 End of Period      Return**        Period       and Fee Waiver*      and Fee Waiver*
-----------------------------------------------------------------------------------------------------------------------
A SHARES+
  For the period ended March
    31, 1998..................     $   12.72            0.16%    $ 4,690,089            1.06%                1.06%
B SHARES+
  For the period ended March
    31, 1998..................         12.71            0.16%      8,891,534            1.69%                1.69%
C SHARES+
  For the period ended March
    31, 1998..................         12.71            0.16%      4,814,892            1.66%                1.66%
I SHARES++
  For the year ended March 31,
    1998                               13.46           25.49%     10,771,172            0.76%                2.66%
  For the period ended March
    31, 1997..................         13.20           13.90%      4,607,559            0.75%                1.95%
Q SHARES+
  For the period ended March
    31, 1998..................         12.72            0.16%        567,091            0.97%                0.97%

Portfolio Turnover Rate for
  the Year Ended March 31,
  1998
Portfolio Turnover Rate for
  the Period Ended March 31,
  1997

                                   Ratio of Net        Ratio of Net
                                    Income to           Income to
                                   Average Net         Average Net
                                  Assets, After       Assets, Before
                                     Expense             Expense
                                  Reimbursement       Reimbursement
                                 and Fee Waiver*     and Fee Waiver*
------------------------------
A SHARES+
  For the period ended March
    31, 1998..................           7.22%               7.22%
B SHARES+
  For the period ended March
    31, 1998..................           6.61%               6.61%
C SHARES+
  For the period ended March
    31, 1998..................           6.91%               6.91%
I SHARES++
  For the year ended March 31,
    1998                                 8.28%               6.38%
  For the period ended March
    31, 1997..................           8.47%               7.97%
Q SHARES+
  For the period ended March
    31, 1998..................           7.53%               7.53%
Portfolio Turnover Rate for
  the Year Ended March 31,
  1998
Portfolio Turnover Rate for
  the Period Ended March 31,
  1997

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
AS OF MARCH 31, 1998
-------------------------------------------------------------------------------

ASSETS
  Investments, at value*................  $28,679,190
  Cash..................................          376
  Interest receivable...................      362,104
  Shares sold...........................    4,425,185
  Due from advisor......................       20,117
                                          -----------
    Total assets........................   33,486,972
                                          -----------
LIABILITIES
  Investment securities purchased.......    3,714,571
  Shares repurchased....................           91
  Accrued expenses......................       37,532
                                          -----------
    Total liabilities...................    3,752,194
                                          -----------
NET ASSETS                                $29,734,778
                                          -----------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................  $29,114,851
  Accumulated net investment income.....       12,705
  Accumulated net realized gain.........      250,079
  Net unrealized appreciation on
    investments and foreign exchange....      357,143
                                          -----------
NET ASSETS..............................  $29,734,778
                                          -----------
  *INVESTMENTS AT COST..................  $28,322,047
                                          -----------
NET ASSETS
  A shares..............................  $ 4,690,089
  B shares..............................    8,891,534
  C shares..............................    4,814,892
  I shares..............................   10,771,172
  Q shares..............................      567,091
                                          -----------
    Total...............................  $29,734,778
                                          -----------
SHARES OUTSTANDING (NO PAR VALUE,
  UNLIMITED SHARES AUTHORIZED)
  A shares..............................      368,665
  B shares..............................      699,624
  C shares..............................      378,767
  I shares..............................      800,128
  Q shares..............................       44,587
                                          -----------
    Total...............................    2,291,771
                                          -----------
NET ASSET VALUE
  A shares (Maximum Offering Price of
    $13.35).............................  $     12.72
  B shares..............................  $     12.71
  C shares..............................  $     12.71
  I shares..............................  $     13.46
  Q shares..............................  $     12.72

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 1998
-------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends.............................  $    23,168
  Interest..............................      523,889
                                          -----------
    Total income........................      547,057
EXPENSES
  Advisory fee..........................       36,505
  Accounting fee........................       42,098
  Administration fee....................        6,119
  Audit fee.............................        4,284
  Co-Administration fee.................        5,938
  Custodian fee.........................       24,725
  Distribution fee......................        1,090
  Insurance fee.........................          566
  Legal fee.............................        2,131
  Miscellaneous.........................        2,566
  Registration fee- Federal.............        1,200
  Registration fee - State..............        9,516
  Shareholder reporting fee.............        1,456
  Shareholder servicing fee.............          386
  Transfer agent fee....................       12,391
  Trustees' fee.........................        7,686
                                          -----------
    Total expenses......................      158,657
  Reimbursement from advisor............     (105,541)
  Co-Administration fee waiver..........       (5,938)
  Line of credit commitment fee.........          401
                                          -----------
    Net expenses........................       47,579
                                          -----------
      Net investment income.............      499,478
                                          -----------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS AND FOREIGN EXCHANGE
  Net realized gain from security
    transactions........................      551,791
  Change in net unrealized appreciation
    of investments and foreign
    exchange............................      310,375
                                          -----------
      Net gain on investments...........      862,166
                                          -----------
  NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS.....................  $ 1,361,644
                                          -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------

                                             FOR THE         FOR THE
                                           YEAR ENDED     PERIOD ENDED
                                            MARCH 31,       MARCH 31,
                                              1998            1997+
                                          -----------------------------
INCREASE IN NET ASSETS:
  OPERATIONS
    Net investment income...............  $     499,478   $    248,226
    Net realized gain from security
     transactions.......................        551,791        329,760
    Change in net unrealized
     appreciation (depreciation) of
     investments and foreign exchange...        310,375        (23,773)
                                          -----------------------------
        Increase in net assets from
        operations......................      1,361,644        554,213
                                          -----------------------------
  DISTRIBUTIONS TO SHAREHOLDERS
    Net investment income
      I shares..........................       (516,768)      (246,559)
    Capital gains
      I shares..........................       (551,174)       (88,423)
                                          -----------------------------
        Change in net assets from
        shareholder distributions.......     (1,067,942)      (334,982)
                                          -----------------------------
  CAPITAL SHARE TRANSACTIONS
    Proceeds from shares sold (See Note
     F).................................     27,096,275      4,551,209
    Value of shares reinvested..........        237,690         37,643
    Cost of shares repurchased..........     (2,500,448)      (201,524)
                                          -----------------------------
      Increase in net assets derived
       from capital share
       transactions.....................     24,833,517      4,387,328
                                          -----------------------------
        Total increase in net assets....     25,127,219      4,606,559
NET ASSETS
  BEGINNING OF THE PERIOD...............      4,607,559          1,000
                                          -----------------------------
  END OF THE PERIOD.....................  $  29,734,778   $  4,607,559
                                          -----------------------------
CHANGE IN SHARES OUTSTANDING
  Beginning share balances..............        349,046             80
  Shares sold (See Note F)..............      2,118,195        361,395
  Shares reinvested.....................         17,883          2,861
  Shares repurchased....................       (193,353)       (15,290)
                                          -----------------------------
        Ending share balances...........      2,291,771        349,046
                                          -----------------------------

-------------
+ Commenced Operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  High Yield Bond Fund (the "Fund") is a series of Nicholas-Applegate Mutual Funds (the "Trust"), a diversified, open-end management investment company organized as a Delaware business trust , and offers five classes of shares namely, A, B, C, I and Q.

  Prior to March 27, 1998, the Fund's capital consisted of only Institutional class. On March 27, 1998, the Fund combined with a similar high yield bond fund started on February 28, 1998, which was also a series of the Trust (the "Acquiree"), whose capital consisted of classes A, B, C and Q. The shareholders of the Acquiree effectively exchanged their shares in the Acquiree for equal amounts of shares in the respective classes of the Fund in a tax-free exchange. The Acquiree's net assets at that date, $16,364,513, including $70,541 of unrealized appreciation, $28,328 of undistributed net investment income and $8,125 of undistributed net realized gains from investment transactions, were combined with those of the Fund. The aggregate net assets of the Fund and the Acquiree immediately before the acquisition were $10,692,136 and $16,364,513, respectively.

INVESTMENT OBJECTIVE

  High Yield Bond Fund seeks a high level of current income and capital growth through investments primarily in lower rated debt securities and convertible securities rated below investment grade by a nationally recognized statistical rating agency.

SECURITIES TRANSACTIONS

  Equity securities are valued at the last sale price (for exchange-listed and NASDAQ national market system securities) or the mean between the closing bid and asked prices (if lacking any sales and for over-the counter securities). Debt securities generally are valued at the quoted bid prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis, which approximates market value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the directions of the Trust's Board of Trustees.

  Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Fund. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATION

  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

FEDERAL INCOME TAXES

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required if the Funds continue to comply with such requirements.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, and capital loss carryforwards.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describes each Fund's policies with respect to declaration and payment of dividends and distribution of capital gains.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts in the financial statements and accompanying notes. Actual results could differ from those estimates.

ALLOCATION OF EXPENSES

  Expenses arising in connection with a specific class of shares are allocated directly. All other expenses are allocated pro rata based on relative net assets.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment advisor to the Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Advisor"). The advisory fee is computed daily at an annual rate of 0.60% of average daily net assets of the Fund.

DISTRIBUTION AND SHAREHOLDER SERVICE PLAN

  The Trust has adopted a distribution plan whereby Nicholas-Applegate Securities (the "Distributor"), an affiliate of Nicholas-Applegate Capital Management, is compensated for distribution-related expenses at an annual rate, payable monthly, of 0.25%, 0.75% and 0.75% of the average daily net assets of the Fund's A, B and C shares, respectively.

  Under a distribution agreement, the Distributor who is the principal underwriter for the sale of shares of the Fund, retains a portion of any contingent deferred sales load on redemptions for the Fund, and retains a portion of the initial sales load imposed on purchases of shares of the Class A Shares. This agreement may be terminated by either party upon 60 days' written notice.

  The Trust has adopted a shareholder service plan under which the Distributor is also compensated for non-distribution related expenses at an annual rate, as follows: 0.10%, 0.25% and 0.25% of the average daily net asset value of the A, B, and C shares, respectively.

ADMINISTRATIVE SERVICES AGREEMENT

  The Fund pays the Investment Advisor for co-administrative services at an annual rate of 0.10% of average daily net assets of the Fund. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Fund's expenses to certain annual levels. Overall operating expenses for the Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement. The Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Class A                  1.10%
Class B                  1.75%
Class C                  1.75%
Class I                  0.75%
Class Q                  1.00%

  For the year ended March 31, 1998, expense reimbursements recorded by the Fund were related to expenses incurred by Class I prior to the acquisition discussed in Note A.

  These percentages are based on the average net assets of the Classes, exclusive of interest, taxes brokerage commissions, and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  The cumulative unreimbursed amount paid by Nicholas-Applegate on behalf of Class I, during the inception of the Fund to March 31, 1998 was $130,661.

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the possible recoupment period of any expense reimbursements to five years from the year of the reimbursement, and subject to the Fund's ability to effect such reimbursement and remain in compliance with applicable expense limitations.

RELATED PARTIES

  Certain officers of the Trust are also officers of the Investment Adviser and the Distributor.

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, were $54,671,555 and $33,566,349, respectively, for the fiscal year ended March 31, 1998.

  At March 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                   GROSS        GROSS         NET
     TAX        UNREALIZED   UNREALIZED   UNREALIZED
     COST       APPRECIATION DEPRECIATION APPRECIATION
--------------  -----------  -----------  -----------
$   28,322,047   $ 420,472    $  63,329    $ 357,143

D. OFF BALANCE SHEET RISKS AND DERIVATIVE INSTRUMENTS

  The Fund's investments in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the policy of the Fund to continuously monitor its exposure to these risks.

  The Fund may utilize forward foreign currency exchange contracts as part of its strategy of preserving capital. Upon entering into forward foreign currency contracts, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is sold. The forward value of amounts due to the Fund netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as receivable (payable) for unrealized gain (loss) on forward currency contracts open in the financial statements. There were no open forward foreign currency contracts outstanding at March 31, 1998.

E. CREDIT FACILITY

  The Fund participates in a $75 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at a rate based on market rates in effect at the time of borrowings. At March 31, 1998, there were no outstanding borrowings under the Facility. The maximum amount borrowed under this line of credit at any time during the period ended March 31, 1998 was $0.

--------------------------------------------------------------------------------

HIGH YIELD BOND FUND
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

F. CAPITAL SHARE TRANSACTIONS

  The Fund currently offers five classes of shares, namely, A, B, C, I and Q. Transactions in capital shares for the year ended March 31, 1998 were as follows:

                                             CLASS A         CLASS B        CLASS C        CLASS I       CLASS Q
                                          --------------  -------------  -------------  -------------  -----------
Capital share transactions:
  Proceeds from shares sold.............  $    2,188,791  $   1,136,299  $     907,549  $   6,471,123  $    28,000
  Proceeds from shares issued in
    connection with acquisition (See
    Note A).............................       4,153,263      7,772,553      3,900,531             --      538,166
  Value of shares reinvested............              --             --             --        237,690           --
  Cost of shares repurchased............      (1,658,997)       (30,039)           (91)      (811,321)          --
                                          --------------  -------------  -------------  -------------  -----------
  Increase in net assets derived from
    capital share transactions..........  $    4,683,057  $   8,878,813  $   4,807,989  $   5,897,492  $   566,166
                                          --------------  -------------  -------------  -------------  -----------
                                          --------------  -------------  -------------  -------------  -----------
Change in Shares Outstanding
  Beginning share balances..............              --             --             --        349,046           --
  Shares sold...........................         173,791         89,467         71,467        492,047        2,205
  Shares issued in connection with
    acquisition (See Note A)............         326,993        612,536        307,307             --       42,382
  Shares reinvested.....................              --             --             --         17,883           --
  Shares repurchased....................        (132,119)        (2,379)            (7)       (58,848)          --
                                          --------------  -------------  -------------  -------------  -----------
  Ending share balances.................         368,665        699,624        378,767        800,128       44,587
                                          --------------  -------------  -------------  -------------  -----------
                                          --------------  -------------  -------------  -------------  -----------

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of High Yield Bond Fund (the "Fund"), a series of Nicholas-Applegate Mutual Funds, as of March 31, 1998, and the related statement of operations for the fiscal year then ended, the statements of changes in net assets and the financial highlights for each of the two fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of High Yield Bond Fund as of March 31, 1998, the results of its operations for the fiscal year then ended, and the changes in its net assets and the financial highlights for each of the two fiscal years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP
May 15, 1998

--------------------------------------------------------------------------------

                TRUSTEES_ OF_ NICHOLAS-APPLEGATE_ MUTUAL_ FUNDS

                          Fred C. Applegate, CHAIRMAN

                              Dr. Arthur B. Laffer

                                Charles E. Young

                                    OFFICERS

                         Arthur E. Nicholas, PRESIDENT

                        Peter J. Johnson, VICE PRESIDENT

                          Thomas Pindelski, TREASURER

                         E. Blake Moore, Jr., SECRETARY

              TRUSTEES_ OF_ NICHOLAS-APPLEGATE_ INVESTMENT_ TRUST

                          Arthur E. Nicholas, CHAIRMAN

                                Dann V. Angeloff

                                 Walter A. Auch

                               Theodore J. Coburn

                               Darlene T. DeRemer

                                George F. Keane

                              INVESTMENT_ MANAGER

                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR

                         Nicholas-Applegate Securities

                                   CUSTODIAN

                                    PNC Bank

                              Chase Manhattan Bank

                                TRANSFER_ AGENT

                       State Street Bank & Trust Company

[NICHOLAS APPLEGATE LOGO]
-Registered Trademark-

MUTUAL   FUNDS

600 West Broadway

San Diego, California 92101

800 - 551 - 8043

Nicholas-Applegate Securities, Distributor

www.nacm.com

                                                                  March 31, 1998

                                                                         ANN98IS